______________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 13, 1996

          Chevy Chase Bank, F.S.B. (as Transferor and Servicer under a
Pooling and Servicing Agreement providing for the issuance of Capitol Revolving
           Home Equity Loan Asset Backed Certificates, Series 1996-1)

                               Chevy Chase Bank, F.S.B.
     --------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                 New York                       333-1682                   52-0897004
- ------------------------------------   -----------------------------   ----------------------
   (State or Other Jurisdiction of           (Commission File            (I.R.S. Employer
           Incorporation)                       Number)                 Identification Number)

c/o Stephen R. Halpin, Jr., 8401 Connecticut Avenue, Chevy Chase, Maryland  20815
- -----------------------------------------------------------------------------------
              (Address of Principal Executive Offices)

Registrant's telephone number, including area code   (301) 986-7000
                                                    -----------------------

       ____________________________________________________________________
         (Former Name or former address, if changed since last report)

______________________________________________________________________________

                      Exhibit Index is located on page 4.

Item 5.

     Chevy Chase Bank, F.S.B., as transferor (the "Transferor") and as servicer (the "Servicer") registered issuances of up to $500,000,000 principal amount of asset-backed certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-1682) (as amended, the "Registration Statement").

     This Current Report on Form 8-K is being filed to file the Consent of KPMG Peat Marwick LLP, independent public accountants to AMBAC Indemnity Corporation, the Certificate Insurer, the Consent of Shaw, Pittman, Potts and Trowbridge ("SPPT"), counsel to the Transferor and CS First Boston Corporation, the audited consolidated financial statements of AMBAC Indemnity Corporation and subsidiaries (the "Certificate Insurer") as of December 31, 1995 and 1994, and for each of the years in the three year period ended December 31, 1995, and the consolidated unaudited financial statements of the Certificate Insurer as of June 30, 1996 and December 31, 1995, and for the six months ended June 30, 1996 and 1995.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
        -------------------------------------------------------------------

(a)  Not applicable

(b)  Not applicable

(c)  Exhibits

     23.1   Consent of KPMG Peat Marwick LLP

     23.2   Consent of Shaw, Pittman, Potts & Trowbridge

     99.1 Financial Statements of AMBAC Indemnity Corporation and subsidiaries as of December 31, 1995 and 1994 and for each of the years in the three year period ended December 31, 1995

     99.2 Financial Statements of AMBAC Indemnity Corporation and subsidiaries as of June 30, 1996 and December 31, 1995 and for the six months ended June 30, 1996 and 1995

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.  Description
- -----------  -----------

23.1         Consent of KPMG Peat Marwick LLP

23.2         Consent of Shaw, Pittman, Potts & Trowbridge

99.1 Financial Statements of AMBAC Indemnity Corporation and subsidiaries as of December 31, 1995 and 1994 and for each of the years in the three year period ended December 31, 1995

99.2 Financial Statements of AMBAC Indemnity Corporation and subsidiaries as of June 30, 1996 and December 31, 1995 and for the six months ended June 30, 1996 and 1995

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         CAPITOL REVOLVING HOME EQUITY LOAN TRUST 1996-1

                   By:  Chevy Chase Bank, F.S.B., as Transferor and Servicer


                          By:  /s/ Stephen R. Halpin, Jr.
                               -------------------------------------
                                   Stephen R. Halpin, Jr.
                                   Executive Vice President


Date:  September 13, 1996